UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

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     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials


                            Vascular Solutions, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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


                                [LOGO] VASCULAR
                                       SOLUTIONS


Dear Fellow Shareholder:

         You are cordially invited to attend the 2003 annual meeting of shareholders of Vascular Solutions, Inc., which will be held at the Minneapolis Club, 729 Second Avenue South (the corner of Second Avenue and Eighth Street in downtown Minneapolis, Minnesota) beginning at 3:30 p.m. on Tuesday, April 15, 2003.

         This booklet contains your official notice of the 2003 annual meeting of shareholders and a proxy statement that includes information about matters to be acted upon at the annual meeting. Officers and Directors of Vascular Solutions, Inc. will be on hand to review the company's operations and to answer questions and discuss matters that may properly arise.

         Whether or not you plan to attend the annual meeting, please complete, sign, date and mail the enclosed proxy card promptly. If you attend the annual meeting, you may revoke your proxy and vote in person if you wish, even if you have previously returned your proxy card.

         I sincerely hope that you will be able to attend our annual meeting to review the past year and our future plans.


                                                         Sincerely,

                                                         /s/ Howard C. Root

                                                         Howard C. Root
                                                         Chief Executive Officer

                            VASCULAR SOLUTIONS, INC.
                               6464 SYCAMORE COURT
                          MINNEAPOLIS, MINNESOTA 55369

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 15, 2003

         The 2003 annual meeting of the shareholders of Vascular Solutions, Inc., a Minnesota corporation, will be held at the Minneapolis Club, 729 Second Avenue South, Minneapolis, Minnesota, beginning at 3:30 p.m. on Tuesday, April 15, 2003 for the following purposes:

         1. To elect seven directors to serve on the Board of Directors for a term of one year and until their successors are duly elected and qualified.

         2. To ratify the appointment of Ernst & Young LLP as Vascular Solutions, Inc.'s independent auditor for 2003.

         3. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The Board of Directors recommends that an affirmative vote be cast in favor of all nominees and for ratification of the independent auditor.

         Only holders of record of common stock at the close of business on February 19, 2003 will be entitled to notice of and to vote at the annual meeting or any adjournment thereof.

         It is important that your shares of common stock be represented at the annual meeting. You are urged to complete, sign and date the accompanying proxy card, which is solicited by the Board of Directors of Vascular Solutions, and mail it promptly in the enclosed envelope. Your proxy will not be used if you attend and vote at the annual meeting in person.

                                                           By order of the Board
                                                           of Directors

                                                           /s/ Michael Nagel

                                                           Michael Nagel
                                                           Secretary

March 25, 2003

              IMPORTANT: PLEASE RETURN EACH PROXY CARD SENT TO YOU.

                                 PROXY STATEMENT

         This proxy statement is provided in connection with the 2003 annual meeting of shareholders of Vascular Solutions, Inc. and any adjournment or postponement of the meeting. The accompanying proxy is solicited by the Board of Directors of Vascular Solutions. This proxy statement is dated March 25, 2003. This proxy statement, the accompanying form of proxy and Vascular Solutions' annual report are first being sent or given to shareholders beginning on or about March 25, 2003.

RECORD DATE; SHAREHOLDERS ENTITLED TO VOTE; QUORUM

         Holders of record of the shares of Vascular Solutions common stock at the close of business on February 19, 2003, will be entitled to vote on all matters at the annual meeting. Each share of common stock will be entitled to one vote. On February 19, 2003, a total of 12,850,239 shares of common stock were outstanding. A majority of the voting power of the outstanding shares of common stock entitled to vote, represented in person or by proxy, will be required to constitute a quorum for the annual meeting.

VOTING YOUR SHARES

         The Vascular Solutions Board of Directors is soliciting proxies from the Vascular Solutions shareholders. By completing and returning the accompanying proxy, you will be authorizing Howard Root and Michael Nagel to vote your shares. If your proxy is properly signed and dated it will be voted as you direct. If you attend the annual meeting in person, you may vote your shares by completing a ballot at the meeting.

CHANGING YOUR VOTE BY REVOKING YOUR PROXY

         Your proxy may be revoked at any time before it is voted at the annual meeting by giving notice of revocation to Vascular Solutions, in writing, by execution of a later dated proxy or by attending and voting at the annual meeting.

HOW PROXIES ARE COUNTED

         If you return a signed and dated proxy card but do not indicate how the shares are to be voted, those shares will be voted FOR each of the nominees and the listed proposals. Votes cast by proxy or in person at the annual meeting will be tabulated by the election inspectors appointed for the annual meeting.

         Shares voted as abstentions on any matter (or a "withhold vote for" as to directors) will be counted for purposes of determining the presence of a quorum at the annual meeting and treated as unvoted, although present and entitled to vote, for purposes of determining the approval of each matter as to which a shareholder has abstained. If a broker submits a proxy that indicates the broker does not have discretionary authority as to certain shares to vote on one or more matters, those shares will be counted for purposes of determining the presence of a quorum at the meeting, but will not be considered as present and entitled to vote with respect to such matters.

         The Board of Directors knows of no other matters to be presented for action at the annual meeting other than those set forth herein. If any other matters properly come before the annual meeting, however, the persons named in the proxy will vote on such other matters and/or for other nominees in accordance with their best judgment. This includes a motion to adjourn or postpone the annual meeting to solicit additional proxies.

COST OF SOLICITATION

         All expenses in connection with this solicitation will be paid by Vascular Solutions. Officers, Directors and regular employees of Vascular Solutions, who will receive no extra compensation for their services, may solicit proxies by telephone or electronic transmission.


                                   PROPOSAL 1:
                              ELECTION OF DIRECTORS

         Seven Directors have been nominated for election to our Board of Directors at the 2003 annual meeting of shareholders to hold office for a term of one year and until their successors are duly elected and qualified (except in the case of earlier death, resignation or removal). In the unlikely event that the nominees are not candidates for election at the annual meeting, the persons named as proxies will vote for such other persons as the Board of Directors or proxies may designate.

         Information regarding the nominees to the Board of Directors is set forth below.

         GARY DORFMAN, M.D., age 51, joined our Board of Directors in October 2002. Dr. Dorfman has been the President and Chief Medical Officer of Health Care Value Systems, Inc., a medical practice consulting firm, since 1996 and is Professor Emeritus of Diagnostic Radiology at Brown University School of Medicine. Previously, Dr. Dorfman was Medical Director, Office of Clinical Management at Rhode Island Hospital. Dr. Dorfman is a Fellow of the American College of Radiology and a past President of the Society of Cardiovascular and Interventional Radiology.

         JOHN ERB, age 54, joined our Board of Directors in October 2002. Mr. Erb has over 25 years experience in the medical device industry. Since 2001, Mr. Erb has served as the Chief Executive Officer of CHF Solutions, a medical device company involved in the treatment of congestive heart failure. From 1997 through 2001, Mr. Erb was President and Chief Executive Officer of IntraTherapeutics, Inc., a medical device company involved in the development, manufacturing and distribution of peripheral stents. IntraTherapeutics was acquired by Sulzer Medica for $145 million in 2001. Previously, Mr. Erb was Vice President of Worldwide Operations for Schneider Worldwide, a division of Pfizer, Inc. Mr. Erb serves as a director of CryoCath Technologies, as well as several private companies.

         JAMES JACOBY, JR., age 40, has served on our Board of Directors in February 1999. Mr. Jacoby has been a Managing Director of the Health Care and Life Sciences Group of the Corporate Finance Department of Stephens Inc., an Arkansas-based investment banking firm, since December 1999 and previously was Vice President, Corporate Finance Department of Stephens Inc. since 1994.

From 1990 through 1994, Mr. Jacoby was Vice President, Mergers and Acquisitions Department of Chemical Banking Corporation in New York and London.

         MICHAEL KOPP, age 46, has served on our Board of Directors since November 2000. Mr. Kopp has over twenty years experience in the medical device industry. He has been a private investor and industry consultant since September 1999. From April 1995 to August 1999 Mr. Kopp was President and CEO of IsoStent, Inc., which was acquired by Johnson and Johnson. From January 1994 to March 1995 Mr. Kopp was President and CEO of Devices for Vascular Intervention, Inc., which was acquired by Eli Lilly and Company. He has served as a director of Prolifix, Inc. since October 1996 and also has served as a director of Spiration, Inc. since October 1999.

         RICHARD NIGON, age 55, has been a member of our Board of Directors since November 2000. Mr. Nigon has been Director of Equity Corporate Finance for Miller Johnson Steichen Kinnard since February 2001. From February 2000 to February 2001, Mr. Nigon served as the Chief Financial Officer of Dantis, Inc., a web hosting company. Prior to joining Dantis, Mr. Nigon was employed by Ernst & Young since 1970, serving as a partner since 1981. While at Ernst & Young, Mr. Nigon served as the Director of Ernst & Young's Twin Cities Entrepreneurial Services Group and was the coordinating partner on several publicly-traded companies in the consumer retailing and manufacturing industries. Mr. Nigon serves as a director of Compex Technologies, Inc. as well as several private companies.

         PAUL O'CONNELL, age 50, joined our Board of Directors in January 2002. Mr. O'Connell has been Vice President of the Vascular Interventional Products Group of B. Braun Medical, an international medical device company, since July 2001. From 1999 through 2001, Mr. O'Connell provided marketing and technical support consulting services to medical device companies. Mr. O'Connell was the owner of Sablier, a medical device company, from 1998 through 1999 where he developed new technologies for the treatment of thromboembolic diseases and for distal protection during carotid endartorectomy. From 1993 through 1998, Mr. O'Connell was Vice-President and General Manager of the Vena Tech division of B. Braun Medical, a medical device business he originally co-founded in 1988 and sold to B. Braun Medical in 1993.

         HOWARD ROOT, age 42, has served as our Chief Executive Officer and a director since he co-founded Vascular Solutions in February 1997. From 1990 to 1995, Mr. Root was employed by ATS Medical, Inc., a mechanical heart valve company, most recently as Vice President and General Counsel. Prior to joining ATS Medical, Mr. Root practiced corporate law, specializing in representing emerging growth companies, at the law firm of Dorsey & Whitney LLP for over five years.

         OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES.

         The affirmative vote of a majority of the shares of Vascular Solutions common stock present and entitled to vote at the 2003 annual meeting of shareholders is necessary to elect each nominee. Proxies will be voted in favor of the nominees unless otherwise specified.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         During 2002, the Board of Directors held five meetings. Each director holding office during the year attended at least 75% of the total number of meetings of the Board of Directors (held during the period for which they were a Director) and committees of the board on which they served. The Board of Directors has an Audit Committee and a Compensation Committee, which are described below. The Board of Directors does not have a Nominating Committee.

         The Board of Directors has an Audit Committee composed of Mr. Jacoby, Mr. Erb and Mr. Nigon. The Audit Committee's responsibilities include facilitating our relationship with independent auditors; reviewing and assessing the performance of our accounting and finance personnel; communicating to our Board of Directors the results of work performed by and issues raised by our independent auditors and legal counsel; and evaluating our management of assets and reviewing policies relating to asset management. The Audit Committee held four meetings during 2002.

         The Board of Directors has a Compensation Committee composed of Mr. Kopp, Mr. Jacoby and, Mr. O'Connell. The Compensation Committee's responsibilities include establishing salaries, incentives, and other forms of compensation for our directors and officers; administering our incentive compensation and benefits plans; and recommending policies relating to such incentive compensation and benefits plans. The Compensation Committee held one formal meeting during 2002.

DIRECTOR COMPENSATION

         During 2002, we did not pay any compensation to directors for serving in that capacity, but we reimbursed directors for out-of-pocket expenses incurred in attending board meetings. Effective January 1, 2003, we adopted the policy to pay non-employee directors $1,500 for each meeting attended in person, and $500 for each meeting attended by telephone. In addition, we adopted the policy to pay non-employee committee members an additional $500 for each meeting attended in person or by telephone. Each non-employee director also receives an option to purchase 10,000 shares of our common stock on the date of his or her election to our Board of Directors and the date of each re-election thereafter with an exercise price equal to fair market value on such date.

             REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

         The Audit Committee of our Board of Directors is composed of the following non-employee directors: Mr. Jacoby, Mr. Erb, and Mr. Nigon. Mr. Nigon currently serves as the Chairman of the Audit Committee. All of the members of the Audit Committee are independent for purposes of the Nasdaq listing requirements. The Audit Committee operates under a written charter adopted by the Board of Directors, a copy of which is attached to this Proxy Statement as Exhibit A. The Audit Committee recommends to the Board of Directors, and submits for shareholder ratification, the appointment of our independent auditor Ernst & Young LLP.

         Management is responsible for Vascular Solutions' internal controls and the financial reporting process. Our independent auditor is responsible for performing an independent audit of our consolidated financial statements in accordance with generally accepted auditing standards and to issue a report on our financial statements. The Audit Committee's responsibility is to monitor and oversee these processes.

         In this context, the Audit Committee has met and held discussions with management and the independent auditor. Management represented to the Audit Committee that Vascular Solutions' consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditor. The Audit Committee discussed with the independent auditor matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees).

         Our independent auditor also provided to the Audit Committee the written disclosure required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent auditor the auditing firm's independence. The Committee also considered whether non-audit services provided by the independent auditor during the last fiscal year were compatible with maintaining the independent auditor's independence.

         Based upon the Audit Committee's discussion with management and the independent auditor and the Audit Committee's review of the representation of management and the report of the independent auditor to the Audit Committee, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in Vascular Solutions' Annual report on Form 10-K for the fiscal year ended December 31, 2002 filed with the Securities and Exchange Commission.

                                                  Members of the Audit Committee

                                                  Richard Nigon, Chairman
                                                  John Erb
                                                  James Jacoby, Jr.


             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee of our Board of Directors is composed of the following non-employee directors: Mr. Kopp, Mr. Jacoby and, Mr. O'Connell. Mr. Kopp currently serves as Chairman of the Compensation Committee. The Compensation Committee advises the Chief Executive Officer and the Board of Directors on matters of compensation philosophy and recommends salaries, incentives and other forms of compensation for our officers and other key employees. The Compensation Committee has reviewed and is in accord with the compensation paid to executive officers in 2002.

GENERAL COMPENSATION POLICY

         We are committed to attracting, hiring and retaining an experienced management team that can successfully manufacture and sell our existing medical devices and develop new products. The fundamental policy of the Compensation Committee is to provide our executive officers with competitive compensation opportunities based upon their contribution to our development and financial success and long-term shareholder interest, as well as the officers' personal performance. It is the Compensation Committee's objective to have a portion of each executive officer's compensation contingent upon overall company performance as well as upon such executive officer's own level of performance. Accordingly, the compensation package for each executive officer is comprised of three elements: (i) base salary which reflects individual performance and is designed primarily to be competitive with salary levels in the industry; (ii) bonus payments contingent upon specific corporate and individual milestones; and (iii) long-term stock-based incentive awards which strengthen the mutuality of interests between the executive officers and our shareholders.

BASE SALARY

         The base salary is established as a result of the Compensation Committee's analysis of each executive officer's individual performance during the prior year, our overall performance during the prior year and historical compensation levels within the executive officer group. The Compensation Committee believes executive salaries must be sufficient to attract and retain key individuals. Salaries are also based on experience level and are intended to be competitive with salaries paid to comparable executives in similar positions at other medical device companies of comparable size.

BONUS AWARDS FOR 2002

         Bonus awards are provided under a Management Incentive Compensation Plan. At the beginning of each year certain performance objectives, including corporate, department and personal goals, are set. At the end of the year management personnel that are eligible for bonus awards have their performance measured against these goals. Based upon progress toward meeting these goals, bonus awards are paid. In December 2002, the Compensation Committee approved bonuses for executive officers and certain other employees for recognition of accomplished objectives during 2002.

LONG-TERM INCENTIVE COMPENSATION

         Long-term incentives are provided through the grant of stock options. The grants are designed to align the interest of each executive officer with those of our shareholders and provide each individual with an incentive to manage our business from the perspective of an owner with an equity stake in the business. In general, we view option grants as incentives for future performance and not as compensation for past accomplishments. Executive officers are granted a stock option at the time they commence service and are eligible for annual grants thereafter. In determining the number of shares subject to stock option grants, the Committee takes into consideration the job responsibilities, experience and contributions of the individual as well as the recommendations of the Chief Executive Officer. The options vest over a period of several years and are generally not exercisable for at least one year after the date of grant. Each option grant allows the individual to acquire shares of our Common Stock at a fixed price per share over a ten-year period of time. Executive officers receive gains from stock options only to the extent that the fair market value of the stock has increased since the date of the option grant.

CEO COMPENSATION

         The Compensation Committee's determination of our Chief Executive Officer's salary, bonus and stock option grants follows the policies set forth above for all executive compensation. The Committee seeks to establish a level of base salary competitive with that paid by companies within the industry which are of comparable size, and a bonus contingent upon specific corporate objectives. In addition, a significant percentage of the total compensation package is contingent upon Vascular Solutions' performance and stock price appreciation.

         During 2002, Mr. Root, the Company's Chief Executive Officer, was paid a base salary of $210,000. In addition, a bonus of $30,000 was paid in January 2003 based upon the accomplishment of specific milestones in 2002. Those milestones included: development of substantial new products for the Company's future growth, reduction in the Company's operating loss and acquisition of the Acolysis(R) business. The bonus award reflected the Compensation Committee's judgment as to Mr. Root's individual performance and the overall performance of Vascular Solutions. Mr. Root did not receive a stock option grant during 2002. The Committee believes that stock options granted to Mr. Root to date provide a significant and appropriate tie between overall compensation and the company's performance over the long term.

STOCK OPTION EXCHANGE OFFER

         On July 16, 2002, the Board of Directors approved an option exchange program pursuant to which certain employees (excluding the Chief Executive Officer and Directors) could voluntarily exchange for cancellation outstanding stock options with an exercise price equal to or above $3.00 per share. The Option Plan is intended to provide retention and performance incentives for employees. The Board of Directors, including members of the Compensation Committee serving at that time, determined that the vast majority of the options outstanding under the Option Plan, whether or not they were then currently exercisable, had exercise prices that were significantly higher than the then current market price of the Common Stock. The Board recognized that the options were unlikely to be exercised in the foreseeable future and determined that the Company should provide its employees with the benefit of owning options that over time may have a greater potential to increase in value, create better retention and performance incentives for those individuals and thereby maximize stockholder value. Accordingly, the Board authorized the Company to tender an offer to exchange outstanding options with an exercise price equal to or above $3.00 per share for new options that were designed to (1) have an exercise price equal to the fair market value of the Common Stock on the date that the Company granted new options and (2) retain the same vesting schedule as the cancelled options. However, in order to assure that the option exchange program served its primary purposes of assuring the continued service of employees and helping to create stockholder value, several limitations were imposed. No participant was eligible to receive a replacement option for his or her cancelled option unless that individual continued in the Company's employment until the grant date of the replacement option. Also, the program was designed to comply with FASB Interpretation No. 44 for fixed plan accounting. The Board believed that the program struck an appropriate balance between the interests of the Company's employees and those of the shareholders.

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(m)

         As a result of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), which was enacted into law in 1993, we will not be allowed a federal income tax deduction for compensation paid to certain executive officers to the extent that compensation exceeds $1 million per officer in any one year. This limitation will apply to all compensation paid to the covered executive officers which is not considered to be performance based. Compensation which does qualify as performance-based compensation will not have to be taken into account for purposes of this limitation. The Committee believes that options granted under the Vascular Solutions Stock Option Plan will meet the requirements for qualifying as performance-based.

         Section 162(m) of the Code did not affect the deductibility of compensation paid to our executive officers in 2001 and is not anticipated to affect the deductibility of such compensation expected to be paid in the foreseeable future. The Committee will continue to monitor this matter and may propose additional changes to the executive compensation program if warranted.

                                                     Members of the Compensation
                                                     Committee

                                                     Michael Kopp, Chairman
                                                     James Jacoby, Jr.
                                                     Paul O'Connell


EMPLOYMENT AGREEMENTS

         We have entered into employment agreements with each of our executive officers. The employment agreements provide for employment "at will" which may be terminated by either party for any reason upon ten working days' prior written notice. The base salary and any discretionary bonus for each of the executive officers is determined by the compensation committee of our Board of Directors. During the term of his or her employment agreement and for a period of one year after its termination, each executive officer is prohibited from competing with us in the vascular sealing device field.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

         The following table sets forth all compensation awarded to, earned by or paid for services rendered to us in all capacities during each of the last three fiscal years by our Chief Executive Officer and the four other most highly compensated executive officers whose salary and bonus earned in 2002 exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                  LONG-TERM
                                                                 COMPENSATION
                                                                  ----------
                                    ANNUAL COMPENSATION           SECURITIES
NAME AND PRINCIPAL         ------------------------------------   UNDERLYING    ALL OTHER
POSITION                     YEAR         SALARY       BONUS      OPTIONS(1)  COMPENSATION(2)
------------------------   ----------   ----------   ----------   ----------   ----------
Howard Root.............     2002       $  210,000   $   30,000         -      $    2,984
Chief Executive Officer      2001          200,000       15,000       50,000        2,586
                             2000          170,000       34,000         -           2,559


Michael Nagel...........     2002          200,000       25,000         -           8,310
Vice President of Sales      2001          175,000       10,938       40,000        7,312
and Marketing and            2000          150,000       30,000         -           6,904
Secretary

James Quackenbush.......     2002          150,000       15,000         -           8,498
Vice President of            2001          135,000       16,875       15,000        7,533
 Manufacturing               2000          125,000       25,000         -           6,188


Deborah Jensen..........     2002          150,000       20,000         -           4,964
Vice President of            2001          137,500       48,594       32,500        7,509
Regulatory Affairs,          2000           22,917       10,000         -             852
Quality Systems &
Clinical Research(3)

----------------
(1)      Represents options granted pursuant to our Stock Option and Stock Award
         Plan.
(2) Represents premiums we pay for health insurance benefits and matching contributions to our 401(k) plan.
(3) Ms. Jensen joined us as Vice President of Regulatory Affairs, Quality Systems and Clinical Research in October 2000. Ms. Jensens' 2001 bonus includes deferred payment of a signing bonus.

         The following table sets forth information concerning the exercise of options during 2002 and unexercised options held as of December 31, 2002 by each of the executive officers named in the Summary Compensation Table.

         AGGREGATED OPTION EXERCISES IN 2002 AND YEAR-END OPTION VALUES

                                                            NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                           UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS
                               SHARES                   OPTIONS AT DECEMBER 31, 2002    AS OF DECEMBER 31, 2002(1)
                              ACQUIRED      VALUE         -------------------------     -------------------------
      NAME                  ON EXERCISE    REALIZED      EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
-----------------------     ----------     ----------     ----------     ----------     ----------     ----------
Howard Root ...........         -             $-             173,711         92,500        $-              -

Michael Nagel .........         -              -              51,000         14,000         -              -

James Quackenbush .....         -              -               1,500          3,500         -              -

Deborah Jensen ........         -              -               2,250          5,250         -              -

---------------

(1) "Value" has been determined based on the difference between the last sale price of Vascular Solutions' common stock as reported by the Nasdaq National Market System on December 31, 2002 ($1.01) and the per share option exercise price, multiplied by the number of shares subject to the in-the-money options.

                      EQUITY COMPENSATION PLAN INFORMATION


         The following table sets forth information about our common stock that may be issued upon exercise of options, warrants and rights under all of our equity compensation plans as of December 31, 2002, including the Stock Option and Stock Award Plan, and the Employee Stock Purchase Plan. Our Stockholders have approved all of these plans.

                              NUMBER OF                                 NUMBER OF SECURITIES
                          SECURITIES TO BE                               REMAINING AVAILABLE
                             ISSUED UPON                                 FOR FUTURE ISSUANCE
                             EXERCISE OF                                    UNDER EQUITY
                             OUTSTANDING        WEIGHTED AVERAGE            COMPENSATION
                              OPTIONS,          EXERCISE PRICE OF         PLANS (EXCLUDING
PLAN CATEGORY               WARRANTS AND      OUTSTANDING OPTIONS,      SECURITIES REFLECTED
                               RIGHTS          WARRANTS AND RIGHTS         IN COLUMN (a))
----------------------    ----------------      ----------------           ----------------
Equity
compensation plans
approved by
stockholders........           900,921               $ 3.94                   1,670,748

Equity
compensation plans
not approved by
stockholders........            None                  None                       None

TOTAL...............           900,921               $ 3.94                   1,670,748

         During 2002, the Company did not grant any stock options under our Stock Option and Stock Award Plan to any of the executive officers named in the Summary Compensation Table.

                              OPTION EXCHANGE OFFER

         On July 16, 2002, the Board of Directors approved an option exchange program pursuant to which certain employees (excluding the Chief Executive Officer and Directors) could voluntarily exchange for cancellation outstanding stock options with an exercise price equal to or above $3.00 per share. The Board of Directors agreed that no earlier than six months and one day after the voluntary cancellation it would grant replacement options to each option holder equal to the number of options voluntarily cancelled, and that the replacement options would have the same vesting schedule as the cancelled options. The option exchange offer expired on August 14, 2002 and the Company accepted for cancellation and exchange options to purchase 467,070 shares of Common Stock held by 77 option holders, representing approximately 83% of the options eligible for cancellation. On February 18, 2003, the Board of Directors granted replacement options to purchase 428,570 shares of Common Stock. Each of the replacement options has a ten-year term. The following table sets forth information concerning the options exchanged with respect to each of the Company's executive officers.

                           TEN-YEAR OPTION REPRICINGS

                                                        MARKET                                 LENGTH OF
                                        SECURITIES     PRICE OF     EXERCISE                   ORIGINAL
                                        UNDERLYING     STOCK AT     PRICE AT                  OPTION TERM
                                         NUMBER OF      TIME OF      TIME OF                  REMAINING AT
                                       OPTIONS/SARS    REPRICING    REPRICING      NEW          DATE OF
                                        REPRICED OR       OR           OR        EXERCISE     REPRICING OR
                              DATE        AMENDED      AMENDMENT    AMENDMENT     PRICE        AMENDMENT
-------------------------- ----------- -------------- ------------ ------------ -------------------------
Howard Root..............     N/A               0          N/A          N/A         N/A              N/A
Chief Executive Officer

Michael Nagel............   2/18/03        10,000        $0.84        $3.00       $0.84        65 months
Vice President of Sales     2/18/03        25,000         0.84         3.25        0.84        74 months
and Marketing and           2/18/03        15,000         0.84         6.00        0.84        82 months
Secretary                   2/18/03        20,000         0.84         6.00        0.84        82 months
                            2/18/03        20,000         0.84         7.31        0.84        95 months

James Quackenbush........   2/18/03        27,500        $0.84        $3.25       $0.84        72 months
Vice President of           2/18/03         2,500         0.84         3.25        0.84        74 months
 Manufacturing              2/18/03        10,000         0.84         6.00        0.84        82 months
                            2/18/03        10,000         0.84         7.31        0.84        95 months

Deborah Jensen...........   2/18/03        25,000        $0.84        $7.31       $0.84        95 months
Vice President of
Regulatory Affairs,
Quality Systems &
Clinical Research(3)

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information with respect to the beneficial ownership of our common stock as of February 19, 2003 by each person, or group of affiliated persons, who is known by us to own beneficially more than 5% of our common stock, each of our directors and nominees for director, each of our executive officers named in the Summary Compensation Table above and all of our directors and executive officers as a group.

         Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock under options held by that person that are currently exercisable or exercisable within 60 days of February 19, 2003 are considered outstanding. These shares, however, are not considered outstanding when computing the percentage ownership of each other person. The number of shares subject to options that each beneficial owner has the right to acquire within 60 days of February 19, 2003 are also listed separately under the column entitled "Number of Shares Underlying Options Beneficially Owned."

         Except as indicated in the footnotes to this table, each shareholder named in the table has sole voting and investment power for the shares shown as beneficially owned by them. Percentage of ownership is based on 12,850,239 shares of common stock outstanding on February 19, 2003.

                                                                   NUMBER OF
                                                                     SHARES
                                                     NUMBER OF     UNDERLYING
                                                      SHARES        OPTIONS      PERCENT OF
                                                   BENEFICIALLY   BENEFICIALLY     SHARES
NAME                                                   OWNED         OWNED       OUTSTANDING
----                                               ------------   ------------   -----------
Entities affiliated with Stephens, Inc.(1).....     2,477,197       30,000        19.3%
   James Jacoby, Jr.(1)........................     2,477,197       30,000        19.3
Heartland Advisors, Inc.(2) ...................       871,700          -           6.8
Howard Root....................................       483,000      192,211         3.8
Richard Nigon(3)...............................        25,500       20,000           *
Michael Kopp...................................        20,000       20,000           *
Paul O'Connel..................................        10,000       10,000           *
Gary Dorfman...................................        10,000       10,000           *
John Erb.......................................        10,000       10,000           *
Michael Nagel(4)...............................       181,265      108,700         1.4
James Quackenbush..............................        28,819       24,647           *
Deborah Jensen.................................        22,774       18,350           *
All directors and executive officers as a group
   (10 persons)................................     3,268,555      443,908        25.4

----------------------------
*Less than 1%

(1) 1,821,466 of the shares are held by Stephens Vascular Preferred, LLC, 625,731 of the shares are held by Stephens Vascular Options, LLC and all of the options are held by Stephens Investment Partners III LLC. The address is 111 Center Street, Suite 2500, Little Rock, AR 72201. Mr. Jacoby is a Managing Director of Stephens Inc. and a member of Stephens Vascular Preferred, LLC and Stephens Vascular Options, LLC. Stephens Vascular Preferred, LLC, Stephens Vascular Options, LLC and Stephens Investment Partners III LLC are affiliates of Stephens Inc. and have contributed their shares of our common stock to a voting trust pursuant to which the trustee of the trust has sole voting power. The voting trust is required to vote such shares "for" or "against" proposals submitted to our shareholders in the same proportion as votes cast "for" and "against" those proposals by all other shareholders, excluding abstentions. The voting trust agreement also imposes substantial limitations on the sale or other disposition of the shares subject to the voting trust. The voting trust agreement expires in June 2010 or such earlier time as Stephens Inc. ceases to be a market maker of our common stock. The name and address of the trustee of the voting trust agreement are: James Sommers, 237 Cherokee Road, Charlotte, North Carolina 28207. Mr. Jacoby disclaims beneficial ownership of the shares subject to the voting trust agreement.

(2) The address is 789 North Water Street, Milwaukee, Wisconsin 53202. Disclosure is made in reliance upon a statement on Schedule 13G filed with the SEC on February 13, 2003.

(3) Includes 500 shares held by Mr. Nigon's wife. Mr. Nigon disclaims beneficial ownership of the shares held in the name of his wife.

(4) Includes an aggregate of 18,000 shares registered in the name of Mr. Nagel's three minor children's irrevocable trusts. Mr. Nagel disclaims beneficial ownership of the shares held in the name of his children.


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires Vascular Solutions' executive officers and directors and persons who beneficially own more than 10% of Vascular Solutions' common stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Such executive officers, directors and greater than 10% beneficial owners are required by the regulations of the Commission to furnish Vascular Solutions with copies of all Section 16(a) reports they file.

         Based solely on a review of the copies of such reports furnished to Vascular Solutions and written representations from the executive officers and directors, Vascular Solutions believes that all Section 16(a) filing requirements applicable to its executive officers and directors and greater than 10% beneficial owners have been timely met.

                      SHAREHOLDER RETURN PERFORMANCE GRAPH

         The following graph shows a comparison of cumulative total returns for our common stock, the Nasdaq Stock Market Index (U.S.) and the Nasdaq Medical Industry Index (Medical Devices, Instruments and Supplies), assuming the investment of $100 in our common stock and each index on July 20, 2000 (the date our common stock began trading) and the reinvestment of dividends, if any.

                              [PLOT POINTS GRAPH]

                              (AMOUNTS IN DOLLARS)

                      --------------------------------------------------------------------------
                      July 20, 2000    December 29, 2000   December 31, 2001   December 31, 2002
                      --------------------------------------------------------------------------
Vascular Solutions          100              45.58               17.23                6.24
------------------------------------------------------------------------------------------------
Nasdaq US                   100              58.53               46.43               32.10
------------------------------------------------------------------------------------------------
Nasdaq Medical              100              83.92               92.27               74.68
------------------------------------------------------------------------------------------------

                                   PROPOSAL 2:
                     RATIFICATION OF APPOINTMENT OF AUDITOR

         Our Board of Directors has appointed Ernst & Young LLP as Vascular Solutions' independent auditor for 2003. A proposal to ratify that appointment will be presented at the annual meeting of shareholders. Ernst & Young has served as our independent auditor since our inception. Representatives of Ernst & Young are expected to be present at the annual meeting of shareholders and will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.

         OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS VASCULAR SOLUTIONS' INDEPENDENT AUDITOR.

         The affirmative vote of a majority of the shares of Vascular Solutions common stock present and entitled to vote at the 2003 annual meeting of shareholders is necessary to ratify the appointment of Ernst & Young LLP. Proxies will be voted in favor of ratifying the appointment unless otherwise specified. If the appointment is not ratified by the shareholders, the Board of Directors is not obligated to appoint another auditor, but the Board of Directors will give consideration to an unfavorable vote.

               ADDITONAL INFORMATION ABOUT OUR INDEPENDENT AUDITOR

AUDIT FEES

         Audit fees billed or expected to be billed to Vascular Solutions by Ernst & Young LLP for the audit of our financial statements for the fiscal year ended December 31, 2002 and for reviews of our financial statements included in our quarterly reports on Form 10-Q for the last fiscal year totaled $49,200.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         No fees were billed or are expected to be billed to Vascular Solutions by Ernst & Young LLP for services provided during the last fiscal year for the design and implementation of financial information systems.

ALL OTHER FEES

         Fees billed or expected to be billed to Vascular Solutions by Ernst & Young LLP for all other non-audit services, including tax-related services, provided during the last fiscal year totaled $36,189.

                                  OTHER MATTERS

         As of this date, the Board of Directors does not know of any business to be brought before the annual meeting of shareholders other than as specified above. However, if any matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on such matters.

                      PROPOSALS FOR THE NEXT ANNUAL MEETING

         Any shareholder proposals to be considered for inclusion in Vascular Solutions' proxy material for the 2003 annual meeting of shareholders must be received at Vascular Solutions' principal executive office at 6464 Sycamore Court, Minneapolis, Minnesota 55369, no later than November 25, 2003. In connection with any matter to be proposed by a shareholder at the 2003 annual meeting, but not proposed for inclusion in Vascular Solutions' proxy material, the proxy holders designated by Vascular Solutions for that meeting may exercise their discretionary voting authority with respect to that shareholder proposal if appropriate notice of that proposal is not received by Vascular Solutions at its principal executive office by February 9, 2004.


                                              By order of the Board of Directors

                                              /s/ Michael Nagel

                                              Michael Nagel
                                              Secretary


Dated: March 25, 2003

                     (This page left intentionally blank.)

                                                                       EXHIBIT A
                                                                       ---------

                            VASCULAR SOLUTIONS, INC.
                             AUDIT COMMITTEE CHARTER

ORGANIZATION

The audit committee of the board of directors shall be comprised of at least three directors who are independent of management and the Company. Members of the audit committee shall be considered independent if they have no relationship to the Company that may interfere with the exercise of their independence from management and the Company. All audit committee members will be financially literate, and at least one member will have accounting or related financial management expertise.

STATEMENT OF POLICY

The audit committee shall provide assistance to the directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the company, and the quality and integrity of financial reports of the company. In so doing, it is the responsibility of the audit committee to maintain free and open communication between the directors, the independent auditors, the internal auditors, and the financial management of the company.

RESPONSIBILITIES

The audit committee is responsible for the appointment, compensation and oversight of the work of any registered public accounting firm employed by the Company for the purpose of preparing or issuing an audit report or other related work. Any such accounting firm will report directly to the audit committee. The audit committee's oversight role includes responsibility for resolving disagreements between management and the accounting firm regarding the Company's financial reporting.

The Chairman of the audit committee will be designated and publicized as the person responsible for the receipt, retention and presentation to the full audit committee for action of complaints regarding accounting and internal accounting controls or auditing matters. Submissions by the Company's employees of concerns regarding questionable accounting or auditing matters (which may be submitted on a confidential or anonymous basis) will be instructed to be communicated to the Chairman of the audit committee.

The audit committee has the specific authority to engage independent counsel and other advisors, as the committee deems appropriate, and may commit the financial resources the audit committee deems appropriate for such purposes.

In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the company are in accordance with all requirements.

In carrying out these responsibilities, the audit committee will:

o Obtain the full board of directors' approval of this Charter and review and reassess this Charter as conditions dictate.

o Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the company and its divisions and subsidiaries.

o Have a clear understanding with the independent auditors that they are ultimately accountable to the board of directors and the audit committee, as the shareholders' representatives, who have the ultimate authority in deciding to engage, evaluate, and if appropriate, terminate their services.

o Review and concur with management's appointment, termination, or replacement of the director of internal audit.

o Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit and timely quarterly reviews for the current year and the procedures to be utilized, the adequacy of the independent auditor's compensation, and at the conclusion thereof review such audit or review, including any comments or recommendations of the independent auditors.

o Review with the independent auditors, the company's internal auditor, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the company, and elicit any recommendations for the improvement of such internal controls or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper.

o Review reports received from regulators and other legal and regulatory matters that may have a material effect on the financial statements or related company compliance policies.

o Review the internal audit function of the company including the independence and authority of its reporting obligations, the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors.

o Inquire of management, the internal auditor, and the independent auditors about significant risks or exposures and assess the steps management has taken to minimize such risks to the Company.

o Receive prior to each meeting, a summary of findings from completed internal audits and a progress report on the proposed internal audit plan, with explanations for any deviations from the original plan.

o Review the quarterly financial statements with financial management and the independent auditors prior to the filing of the Form 10-Q (or prior to the press release of results, if possible) to determine that the independent auditors do not take exception to the disclosure and content of the financial statements, and discuss any other matters required to be communicated to the committee by the auditors. The chair of the committee may represent the entire committee for purposes of this review.

o Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Review with financial management and the independent auditors the results of their timely analysis of significant financial reporting issues and practices, including changes in, or adoptions of, accounting principles and disclosure practices, and discuss any other matters required to be communicated to the committee by the auditors. Also review with financial management and the independent auditors their judgments about the quality, not just acceptability, of accounting principles and the clarity of the financial disclosure practices used or proposed to be used, and particularly, the degree of aggressiveness or conservatism of the organization's accounting principles and underlying estimates, and other significant decisions made in preparing the financial statements.

o Provide sufficient opportunity for the internal and independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the company's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of audit.

o Report the results of the annual audit to the board of directors. If requested by the board, invite the independent auditors to attend the full board of directors meeting to assist in reporting the results of the annual audit or to answer other directors' questions (alternatively, the other directors, particularly the other independent directors, may be invited to attend the audit committee meeting during which the results of the annual audit are reviewed).

o Review the nature and scope of other professional services provided to the company by the independent auditors and consider the relationship to the auditors' independence.

o On an annual basis, obtain from the independent auditors a written communication delineating all their relationships and professional services as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. In addition, review with the independent auditors the nature and scope of any disclosed relationships or professional services and take, or recommend that the board of directors take, appropriate action to ensure the continuing independence of the auditors.

o Review the report of the audit committee in the annual report to shareholders and the Annual Report on Form 10-K disclosing whether or not the committee had reviewed and discussed with management and the independent auditors, as well as discussed within the committee (without management or the independent auditors present), the financial statements and the quality of accounting principles and significant judgments affecting the financial statements. In addition, disclose the committee's conclusion on the fairness of presentation of the financial statements in conformity with GAAP based on those discussions.

o Submit the minutes of all meetings of the audit committee to, or discuss the matters discussed at each committee meeting with, the board of directors.

o Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

o Review the Company's disclosure in the proxy statement for its annual meeting of shareholders that describes that the Committee has satisfied its responsibilities under this Charter for the prior year. In addition, include a copy of this Charter in the annual report to shareholders or the proxy statement at least triennially or the year after any significant amendment to the Charter.

                            VASCULAR SOLUTIONS, INC.

                         ANNUAL MEETING OF SHAREHOLDERS

                             TUESDAY, APRIL 15, 2003
                                    3:30 P.M.

                                MINNEAPOLIS CLUB
                             729 SECOND AVENUE SOUTH
                              MINNEAPOLIS, MN 55402







--------------------------------------------------------------------------------


VASCULAR SOLUTIONS, INC.
6464 SYCAMORE COURT, MINNEAPOLIS, MN 55369                                PROXY
--------------------------------------------------------------------------------

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING ON APRIL 15, 2003.

The shares of stock you hold will be voted as you specify on the reverse side.

IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED "FOR" ITEMS 1 AND 2.

By signing the proxy, you revoke all prior proxies and appoint Howard Root and Michael Nagel, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.





                      SEE REVERSE FOR VOTING INSTRUCTIONS.

                             \ PLEASE DETACH HERE /


           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2.
1. Election of directors:    01 Paul O'Connell       04 Gary Dorfman     06 John Erb       [ ] Vote FOR        [ ] Vote WITHHELD
                             02 James Jacoby, Jr.    05 Richard Nigon    07 Howard Root        all nominees        from all nominees
                             03 Michael Kopp                                                   (except as marked)

                                                                                     ----------------------------------------------
(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE,             |                                              |
WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)            |                                              |
                                                                                     ----------------------------------------------


2. Proposal to ratify the selection of Ernst and Young LLP as independent
   auditor of the Company for the year ending December 31, 2003.                    [ ] For          [ ] Against         [ ] Abstain


3. To transact such other business as may properly come before the meeting or any adjournment thereof.


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.
                                                                                                        ---
Address Change? Mark Box   [ ]
Indicate changes below:
                                                                                        Date _______________________________________


                                                                                     ----------------------------------------------
                                                                                    |                                              |
                                                                                    |                                              |
                                                                                    |                                              |
                                                                                     ----------------------------------------------

                                                                                    Signature(s) in Box
                                                                                    Please sign exactly as your name(s) appears on
                                                                                    Proxy. If held in joint tenancy, all persons
                                                                                    must sign. Trustees, administrators, etc.,
                                                                                    should include title and authority. Corporations
                                                                                    should provide full name of corporation and
                                                                                    title of authorized officer signing the proxy.